UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2012

Floridian Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-53589	20-4539279
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
175 Timacuan Boulevard, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (407) 321-3233

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FLORIDIAN FINANCIAL GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On October 31, 2012, Floridian Financial Group, Inc. (the “Registrant”) delivered a notice (the “Notice”) to its directors and executive officers informing them that the Floridian Financial Group Common Stock Fund (which represents investments in shares of the Registrant’s common stock) under the Floridian Financial Group 401(k) Plan (the “Plan”) will be “blacked out” to exchanges in and new contributions by participants. The Notice specified that the blackout will affect only the Floridian Financial Group Common Stock Fund and that other investment options in the Plan would not be affected. The Notice specified that the blackout will commence on December 1, 2012 and is expected to terminate on the date the Registrant files its 2012 annual report on Form 10-K which the Registrant expects to occur on or about March 27, 2013. The Notice also specified that the Plan may direct questions about the Notice or black out to the Registrant’s Chief Executive Officer, Thomas H. Dargan, Jr., at 175 Timacuan Boulevard, Lake Mary, Florida 32746 or by telephone at (407) 321-3233.

The Notice further states that the limitations on transactions under the Plan during the blackout will impact the participants’ ability to trade in the Registrant’s common stock and thus, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission Regulation BTR (Blackout Trading Restriction), the Registrant’s directors and executive officers are prohibited from directly or indirectly purchasing, selling, or otherwise acquiring or transferring any equity security of the Registrant during the entire period that the participant transactions are restricted under the Plan.

This blackout was implemented as a result of the Registrant’s expectation that it will deregister shares of its common stock previously registered on the Registrant’s Form S-8 filed with the Securities and Exchange Commission on June 29, 2009. A copy of the Notice is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The Registrant received the notice required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, on October 30, 2012.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Notice to Directors and Executive Officers dated October 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDIAN FINANCIAL GROUP, INC.

Date: October 31 , 2012	By: /s/ Thomas H. Dargan, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice to Directors and Executive Officers dated October 31, 2012.